                                                                    EXHIBIT 4.40

                                SIXTH AMENDMENT
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

                 THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 31st day of July, 1998, among Chancellor Media Corporation of Los Angeles, a Delaware corporation (formerly known as Evergreen Media Corporation of Los Angeles) (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages hereto (collectively, the "Lenders"), Toronto Dominion (Texas), Inc., Bankers Trust Company, The Bank of New York, NationsBank, N.A. and Union Bank of California (collectively, the "Managing Agents"), Toronto Dominion Securities
(USA), Inc. (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

                 WHEREAS, the Borrower, the Lenders, the Managing Agents, the Syndication Agent and the Administrative Agent are parties to that certain Second Amended and Restated Loan Agreement dated as of April 25, 1997, as modified and amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1997, as further modified and amended by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of August 7, 1997, as further modified by that certain Third Amendment to Second Amended and Restated Loan Agreement dated as of October 28, 1997, as further modified and amended by that certain Fourth Amendment to Second Amended and Restated Loan Agreement dated as of February 10, 1998, and as further modified and amended by that certain Fifth Amendment to Second Amended and Restated Loan Agreement dated as of May 1, 1998 (as amended, the "Loan Agreement"); and

                 WHEREAS, the Borrower has requested that the Administrative Agent, the Managing Agents, the Syndication Agent and the Lenders agree to amend the Loan Agreement as more fully set forth herein;

                 NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

         1.      Amendments to Article 1.

                 (a) Article 1 of the Loan Agreement, Definitions, is hereby modified and amended by deleting the existing definition of "Non-Core Business" and by substituting the following therefor:

                 "'Non-Core Business' shall mean any business which is not operated primarily in the United States of America or is not any of the following: (i) the radio or television broadcasting business, (ii) the business of representing radio and television stations, cable television stations, interactive Internet service providers, other broadcasters, publishers and purveyors of publicly accessible media and other business media and marketing entities in the sale of advertising and programming, or (iii) the outdoor advertising business."

                 (b) Article 1 of the Loan Agreement, Definitions, is hereby modified and amended by adding the following definition of "OECD" after the definition of "Obligations":

                 "OECD" shall mean the Organisation for Economic Co-operation and Development, a Paris-based intergovernmental organisation having, as of the Sixth Amendment Date, twenty-nine (29) member countries."

                 (c) Article I of the Loan Agreement, Definitions, is hereby modified and amended by deleting the existing definition of "Senior Debt" and by substituting the following therefor:

                 "'Senior Debt' shall mean, as of any date, all outstanding Indebtedness for Money Borrowed of the Borrower to the Lenders and the Administrative Agent hereunder (including, without limitation, any Additional Facility Indebtedness), plus any Indebtedness for Money Borrowed issued as permitted pursuant to Section 7.1(xii)."

                 (d) Article 1 of the Loan Agreement, Definitions, is hereby modified and amended by adding the following definition of "Sixth Amendment Date" after the definition of "Senior Notes":

                 "'Sixth Amendment Date' shall mean July 31, 1998."

                 (e) Article 1 of the Loan Agreement, Definitions, is hereby modified and amended by deleting the existing definition of "Top-50 Market."

         2. Amendment to Section 4.1. Section 4.1(e) of the Loan Agreement, Business, is hereby modified and amended by deleting the last sentence thereof in its entirety and by substituting the following in lieu thereof:

         "The Borrower and its Subsidiaries are engaged in, or from time to time may engage in, (i) the radio and television broadcasting businesses, (ii) the business of representing radio and television stations, cable television systems, interactive Internet service providers, other broadcasters, publishers and purveyors of publicly accessible media and other business media and marketing entities in the sale of advertising and programming, and (iii) the outdoor advertising business. In addition, the Borrower and its Subsidiaries may make Acquisitions and Investments to the extent otherwise permitted hereunder."

         3. Amendment to Section 5.2. Section 5.2 of the Loan Agreement, Business; Compliance with Applicable Law, is hereby modified and amended by deleting the entire section (other than the last sentence) and by substituting the following therefor:

         "The Borrower and its Subsidiaries will (a) engage in the business of
         (i) radio and television broadcasting, (ii) representing radio and television stations, cable television systems, interactive Internet service providers, other broadcasters, publishers and purveyors of publicly accessible media and other business media and marketing entities in the sale of advertising and programming, (iii) outdoor advertising, and (iv) making Acquisitions and Investments, to the extent permitted by Section 7.6(g) and (h); and (b) substantially comply with the requirements of all material Applicable Laws."

         4.      Amendments to Article 7.

                 (a) Section 7.1 of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby modified and amended by deleting subsection (vii) thereof in its entirety and by substituting the following therefor:

         "(vii) Subordinated Indebtedness existing as of the Sixth Amendment Date, plus up to an additional $750,000,000 of Subordinated Indebtedness issued thereafter;"

                 (b) Section 7.1 of the Loan Agreement, Indebtedness of the Borrower and its Subsidiaries, is hereby further modified and amended by inserting the following immediately before the period at the end of subsection
(xi) thereof:

         "; and

                 "(xii)   On and after the Sixth Amendment Date, other senior
         unsecured Indebtedness for Money Borrowed of the Borrower (not subordinated in right of payment to the Obligations), in an aggregate amount not to exceed $750,000,000 at any time outstanding, provided such Indebtedness for Money Borrowed (i) requires no scheduled principal payments until after the Maturity Date, and (ii) contains no financial covenants or other terms or conditions more restrictive on the Borrower and its Subsidiaries than any of those contained in its indentures for its Subordinated Indebtedness outstanding as of the Sixth Amendment Date."

                 (c) Section 7.6 of the Loan Agreement, Investments, Acquisitions and Assets, Swaps, is hereby modified and amended by deleting the existing subsection (c) introduction plus items (i) through (v) thereof, and by substituting the following therefor:

                 "(c)     The Borrower and its Subsidiaries may make
Acquisitions as follows:

                 "(i)     The Borrower or any of its Subsidiaries may make
         Acquisitions with the prior written consent of the Required Lenders;

                 "(ii)    The Borrower or any of its Subsidiaries may make one
         or more Acquisitions, other than Acquisitions of Non-Core Businesses;

                 "(iii)   The Borrower or any of its Subsidiaries may make
         Acquisitions of radio or television broadcasting businesses, businesses involved in representing radio and television stations, cable television stations, interactive Internet service providers, other broadcasters, publishers and purveyors of publicly- accessible media and other business media and marketing entities in the sale of advertising and programming, and outdoor advertising businesses, which businesses operate primarily outside the United States of America, but primarily in North America or South America or in other countries that are members of the OECD, provided, however, that the aggregate amount of Indebtedness for Money Borrowed that may be incurred to effect any such Acquisition or Acquisitions shall be limited to $600,000,000; and

                 "(iv)    The Borrower or any of its Subsidiaries may make
         Acquisitions of Internet service providers operating primarily in the United States of America, provided that any Indebtedness for Money Borrowed incurred to effect such Acquisition or Acquisitions shall be limited to an aggregate amount of $50,000,000."

                 (d) Section 7.7 of the Loan Agreement, Restricted, Payments, and Purchases, is hereby modified and amended by adding the following new language to Section 7.7(b) at the end of such section but immediately prior to the semicolon:

         "plus (vi) $200,000,000, from and after the Sixth Amendment Date, plus
         (vii) fifty percent (50%) of the Net Proceeds of additional issuance of equity by the Borrower or the Parent Company (to the extent of the amount made available as additional equity to the Borrower)"

         5. Amendment to Article 8. Article 8 of the Loan Agreement, Default, shall be amended by the deletion of existing subsection 8.1(j) and by substituting the following therefor:

                          "(j)    There shall occur (i) any acceleration of the
         maturity of (A) any agreement or instrument evidencing Subordinated Indebtedness of the Borrower, CMHC, KMG or the Parent Company, or (B) any other Indebtedness of the Parent Company, CMHC, KMG, the Borrower or any of the Borrower's Subsidiaries in an aggregate principal amount exceeding $3,000,000; (ii) any event or occurrence which would permit such acceleration of such Subordinated Indebtedness or such other Indebtedness and which event or occurrence has not been cured or waived in writing within any applicable cure period; (iii) any event which does not permit the acceleration of such Subordinated Indebtedness or such other Indebtedness in a principal amount exceeding $3,000,000, but requires the Parent Company, CMHC, KMG, the Borrower or any of its Subsidiaries to purchase or acquire such Subordinated Indebtedness or such other Indebtedness; (iv) any material default under any Interest Hedge Agreement having a notional principal amount of $6,000,000 or more;"

         6. No Other Amendments or Waivers. Except for the amendments set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents.

         7. Effectiveness; Conditions Precedent. Upon execution of this Amendment by the Lenders, the provisions of this Amendment shall be effective subject only to the prior fulfillment of each of the following conditions:

                 (a) The representations and warranties of the Borrower under the Loan Agreement and of other obligors under the other Loan Documents shall be true and correct as of the date hereof, and no Default or Event of Default shall exist as of the date hereof; and

                 (b) The Administrative Agent's receipt of all such other certificates, reports, statements, or other documents as the Administrative Agent, any Managing Agent, or any Lender may reasonably request.

         8. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         9. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         10. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Loan Agreement.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.


BORROWER:                      CHANCELLOR MEDIA CORPORATION OF
                               LOS ANGELES, a Delaware corporation


                               By:  /s/ MATT DEVINE
                                  ---------------------------------------------
                                  Name:  Matt Devine
                                       ----------------------------------------
                                  Its:  Chief Financial Officer

                                  Attest:  /s/[ILLEGIBLE]
                                         --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Its:  Vice President


ADMINISTRATIVE AGENT:          TORONTO DOMINION (TEXAS), INC., a Delaware
                               corporation

                               By:  /s/ JEFFERY R. LENTS
                                  ---------------------------------------------
                                  Name:   Jeffery R. Lents
                                       ----------------------------------------
                                  Its:  Vice President



COLLATERAL AGENT:              TORONTO DOMINION (TEXAS), INC., a Delaware
                               corporation

                               By:   /s/ JEFFERY R. LENTS
                                  ---------------------------------------------
                                  Name:   Jeffery R. Lents
                                       ----------------------------------------
                                  Its:  Vice President



ISSUING BANK:                  THE TORONTO-DOMINION BANK


                               By:  /s/ JEFFERY R. LENTS
                                  ---------------------------------------------
                                  Name:  Jeffery R. Lents
                                       ----------------------------------------
                                  Its:  Manager CR. Admin.





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 1

MANAGING AGENTS                   TORONTO DOMINION (TEXAS), INC., a
AND LENDERS:                      Delaware corporation


                                  By: /s/ JEFFERY R. LENTS
                                     ------------------------------------------
                                     Name: Jeffery R. Lents
                                          -------------------------------------
                                     Its:  Vice President


                                  THE BANK OF NEW YORK


                                  By: /s/ JOHN R. CIULLA
                                     ------------------------------------------
                                     Name:  John R. Ciulla
                                          -------------------------------------
                                     Its: Vice President


                                  NATIONSBANK, N.A.


                                  By: /s/ JULIE A. SCHELL
                                     ------------------------------------------
                                     Name:  Julie A. Schell
                                          -------------------------------------
                                     Its: Vice President


                                  UNION BANK OF CALIFORNIA


                                  By: /s/ MICHAEL K. MCSHANE
                                     ------------------------------------------
                                     Name: Michael K. McShane
                                          -------------------------------------
                                     Its: Senior Vice President


                                  BANKERS TRUST COMPANY


                                  By: /s/ JAMES REILLY
                                     ------------------------------------------
                                     Name: James Reilly
                                          -------------------------------------
                                     Its: Vice President


                                  MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Authorized Signatory





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 2

                                  VAN KAMPEN AMERICAN CAPITAL PRIME
                                  RATE INCOME TRUST


                                  By: /s/ JEFFREY W. MAILLET
                                     ------------------------------------------
                                     Name:  Jeffrey W. Maillet
                                          -------------------------------------
                                     Its:  Senior Vice President & Director


                                  BANK OF AMERICA NT&SA


                                  By: /s/ MATTHEW KOENIG
                                     ------------------------------------------
                                     Name:  Matthew Koenig
                                          -------------------------------------
                                     Its: Vice President


                                  BANKBOSTON, N.A.


                                  By: /s/ LISA M. PELLOW
                                     ------------------------------------------
                                     Name:  Lisa M. Pellow
                                          -------------------------------------
                                     Its: Director


                                  BANQUE PARIBAS, LOS ANGELES AGENCY


                                  By: /s/ DAVID J. PASTRE
                                     ------------------------------------------
                                     Name:  David J. Pastre
                                          -------------------------------------
                                     Its: Vice President


                                  By: /s/ THOMAS G. BRANDT
                                     ------------------------------------------
                                     Name:  Thomas G. Brandt
                                          -------------------------------------
                                     Its: Director


                                  BARCLAYS BANK PLC


                                  By: /s/ DANIELE IACOVONE
                                     ------------------------------------------
                                     Name:  Daniele Iacovone
                                          -------------------------------------
                                     Its: Associate Director





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 3

                                  COMPAGNIE FINANCIERE DE CIC ET DE
                                  L'UNION EUROPEENNE


                                  By:/s/ ANTHONY ROCK
                                     ------------------------------------------
                                     Name: Anthony Rock
                                          -------------------------------------
                                     Its: Vice President


                                  By:/s/ MARCUS EDWARD
                                     ------------------------------------------
                                     Name: Marcus Edward
                                          -------------------------------------
                                     Its: Vice President


                                  CREDIT LYONNAIS, NEW YORK BRANCH


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President


                                  CREDIT SUISSE FIRST BOSTON


                                  By:/S/ JUDITH E. SMITH
                                     ------------------------------------------
                                     Name: Judith E. Smith
                                          -------------------------------------
                                     Its: Director


                                  By:/s/ TODD C. MORGAN
                                     ------------------------------------------
                                     Name: Todd C. Morgan
                                          -------------------------------------
                                     Its: Director


                                  THE DAI-ICHI KANGYO BANK, LTD.


                                  By:/s/ KAZUKI SHIMIZU
                                     ------------------------------------------
                                     Name: Kazuki Shimizu
                                          -------------------------------------
                                     Its: Vice President


                                  KEY CORPORATE CAPITAL INC.


                                  By:/s/ JASON R. WEAVER
                                     ------------------------------------------
                                     Name: Jason R. Weaver
                                          -------------------------------------
                                     Its: Vice President





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 4

                                  SOCIETE GENERALE


                                  By: /s/ ELAINE KHALIL
                                     ------------------------------------------
                                     Name:  Elaine Khalil
                                          -------------------------------------
                                     Its: Vice President


                                  BANK OF MONTREAL


                                  By: /s/ YVONNE BOS
                                     ------------------------------------------
                                     Name:  Yvonne Bos
                                          -------------------------------------
                                     Its: Senior Vice President


                                  CORESTATES BANK, N.A.


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President


                                  FLEET NATIONAL BANK


                                  By: /s/ CHRISTINE CAMPANELLI
                                     ------------------------------------------
                                     Name:  Christine Campanelli
                                          -------------------------------------
                                     Its: Vice President


                                  THE FUJI BANK, LIMITED, HOUSTON AGENCY


                                  By: /s/ PHILIP C. LAUINGER III
                                     ------------------------------------------
                                     Name:  Philip C. Lauinger III
                                          -------------------------------------
                                     Its: Vice President & Manager


                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                  LIMITED, NEW YORK BRANCH


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Joint General Manager





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 5

                                  MELLON BANK, N.A.


                                  By: /s/ THOMAS P. JOYCE
                                     ------------------------------------------
                                     Name:  Thomas P. Joyce
                                          -------------------------------------
                                     Its: Vice President


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By: /s/ JEFFREY E. HAUSER
                                     ------------------------------------------
                                     Name:  Jeffrey E. Hauser
                                          -------------------------------------
                                     Its: Vice President


                                  SANWA BANK LIMITED


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:


                                  THE BANK OF NOVA SCOTIA


                                  By: /s/ TERRY K. FRYETT
                                     ------------------------------------------
                                     Name:  Terry K. Fryett
                                          -------------------------------------
                                     Its:  Vice President


                                  THE SUMITOMO BANK, LTD.


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President and Manager


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President


                                  SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                  By: /s/ RONALD K. RUEVE
                                     ------------------------------------------
                                     Name:  Ronald K. Rueve
                                          -------------------------------------
                                     Its: Vice President





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 6

                                  ABN-AMRO BANK, N.V. - HOUSTON AGENCY


                                  By:     /s/ JAMES DUNLEAVY
                                     ------------------------------------------
                                     Name:    James Dunleavy
                                          -------------------------------------
                                     Its: Senior Vice President


                                  By:     /s/ ANN SCHWALBENBERG
                                     ------------------------------------------
                                     Name:    Ann Schwalbenberg
                                          -------------------------------------
                                     Its:  Vice President


                                  DRESDNER BANK AG, NEW YORK BRANCH


                                  By:    /s/ JANE A. MAJESKI
                                     ------------------------------------------
                                     Name:   Jane Majeski
                                          -------------------------------------
                                     Its: First Vice President


                                  By:    /s/ BRIAN HAUGHNEY
                                     ------------------------------------------
                                     Name:   Brian Haughney
                                          -------------------------------------
                                     Its: Assistant Treasurer


                                  SUMMIT BANK


                                  By:   /s/ HENRY G. KUSH, JR.
                                     ------------------------------------------
                                     Name:  Henry G. Kush, Jr.
                                          -------------------------------------
                                     Its: Vice President


                                  THE TOKAI BANK, LIMITED


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Assistant General Manager





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 7

                                  UNION BANK OF SWITZERLAND, NEW YORK BRANCH


                                  By: /s/  EDUARDO SALAZAR
                                     ------------------------------------------
                                     Name: Eduardo Salazar
                                          -------------------------------------
                                     Its:  Executive Director
                                         --------------------------------------



                                  By: /s/  ROBERT H. RILEY III
                                     ------------------------------------------
                                     Name: Robert H. Riley III
                                          -------------------------------------
                                     Its:  Executive Director
                                         --------------------------------------



                                  WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION


                                  By:  /s/ JUAN I. SANCHEZ
                                     ------------------------------------------
                                     Name: Juan I. Sanchez
                                          -------------------------------------
                                     Its: Banking Officer


                                  BANK OF IRELAND


                                  By:  /s/ LIAM O'MORA
                                     ------------------------------------------
                                     Name: Liam O'Mora
                                          -------------------------------------
                                     Its: Account Officer


                                  CREDIT AGRICOLE INDOSUEZ


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:  Senior Vice President/Branch Manager


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------


                                  CRESTAR BANK


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 8

                                  MERITA BANK, LTD., NEW YORK BRANCH


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President


                                  NATIONAL CITY BANK


                                  By: /s/ ANDREW J. WALSHAW
                                     ------------------------------------------
                                     Name: Andrew J. Walshaw
                                          -------------------------------------
                                     Its: Vice President


                                  THE ROYAL BANK OF SCOTLAND PLC


                                  By: /s/ GRANT F. STODDART
                                     ------------------------------------------
                                     Name: Grant F. Stoddart
                                          -------------------------------------
                                     Its: Senior Vice President & Manager


                                  RIGGS BANK, N.A.


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its: Vice President


                                  THE SUMITOMO TRUST & BANKING CO., LTD.,
                                  NEW YORK BRANCH


                                  By: /s/ STEPHEN A. STRATICO
                                     ------------------------------------------
                                     Name: Stephen A. Stratico
                                          -------------------------------------
                                     Its:  Vice President





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 9

                                  NATIONAL BANK OF CANADA


                                  By: /s/ THERESA WHITE
                                     ------------------------------------------
                                     Name: Theresa White
                                          -------------------------------------
                                     Its: Vice President


                                  By: /s/ VINCENT LIMA
                                     ------------------------------------------
                                     Name: Vincent Lima
                                          -------------------------------------
                                     Its: Assistant Vice President


                                  CITY NATIONAL BANK


                                  By: /s/ DAVID C. BURDGE
                                     ------------------------------------------
                                     Name: David C. Burdge
                                          -------------------------------------
                                     Its: Senior Vice President


                                  SENIOR DEBT PORTFOLIO


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------



                                  BANK OF SCOTLAND


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------



                                  NATEXIS BANQUE


                                  By: /s/ EVAN S. KRAUS
                                     ------------------------------------------
                                     Name: Evan S. Kraus
                                          -------------------------------------
                                     Its: Associate
                                         --------------------------------------


                                  By: /s/ WILLIAM C. MAIER
                                     ------------------------------------------
                                     Name: William C. Maier
                                          -------------------------------------
                                     Its: VP Group Manager
                                         --------------------------------------





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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 10

                                  HELLER FINANCIAL, INC.


                                  By: /s/ PATRICK HAYES
                                     ------------------------------------------
                                     Name: Patrick Hayes
                                          -------------------------------------
                                     Its:  Vice President
                                         --------------------------------------


                                  GOLDMAN SACHS CREDIT PARTNERS, L.P.

                                  By: /s/ STEPHEN B. KING
                                     ------------------------------------------
                                     Name: Stephen B. King
                                          -------------------------------------
                                     Its: Authorized Signatory
                                         --------------------------------------



                                  BEAR STEARNS INVESTMENT PRODUCTS, INC.

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------



                                  GULF INTERNATIONAL BANK B.S.C.

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------


                                  THE CHASE MANHATTAN BANK

                                  By: /s/ JOHN J. HUBER
                                     ------------------------------------------
                                     Name: John J. Huber III
                                          -------------------------------------
                                     Its: Managing Director
                                         --------------------------------------



                                  THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                  By: /s/ CHRISTIAN GIORDANO
                                     ------------------------------------------
                                     Name: Christian Giordano
                                          -------------------------------------
                                     Its: Vice President
                                         --------------------------------------








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SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 11

                                  THE MITSUBISHI TRUST AND BANKING
                                  CORPORATION


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------




                                  CITIBANK, N.A.


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------




                                  FIRST UNION NATIONAL BANK


                                  By: /s/ BRUCE W. LOFTIN
                                     ------------------------------------------
                                     Name: Bruce W. Loftin
                                          -------------------------------------
                                     Its: Senior Vice President
                                         --------------------------------------


                                  OCTAGON CREDIT INVESTORS LOAN
                                  PORTFOLIO (a unit of The Chase Manhattan Bank)

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------



                                  KZH-ING-1 CORPORATION

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------


                                  PARIBAS CAPITAL FUNDING LLC

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 12

                                  MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                  By: /s/ SHEILA FINNERTY
                                     ------------------------------------------
                                     Name: Sheila Finnerty
                                          -------------------------------------
                                     Its:  Vice President
                                         --------------------------------------


                                  CYPRESSTREE INVESTMENT MANAGEMENT, INC.

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------



                                  FIRSTRUST

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------


                                  COMMERCIAL LOAN FUNDING TRUST I
                                  By: Lehman Commercial Paper, Inc., not in its individual capacity but solely as administrative agent

                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------



                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------



                                  COMMERZBANK AG, NEW YORK BRANCH


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                         --------------------------------------






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 13

                                  PRIME INCOME TRUST


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------


                                  CYPRESSTREE INVESTMENT MANAGEMENT, INC.


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------


                                  FIRSTRUST


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------


                                  COMMERCIAL LOAN FUNDING TRUST I
                                  By: Lehman Commercial Paper, Inc., not in its individual capacity but solely as administrative agent


                                  By:   /s/ MICHELE SWANSON
                                     ------------------------------------------
                                     Name:   Michele Swanson
                                          -------------------------------------
                                     Its:    Authorized Signatory
                                          -------------------------------------



                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By:  /s/ MOLLY KACZMARCOK
                                     ------------------------------------------
                                     Name:  Molly Kaczmarcok
                                          -------------------------------------
                                    Its:   Authorized Signatory
                                          -------------------------------------



                                  COMMERZBANK AG, NEW YORK BRANCH


                                  By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Its:
                                          -------------------------------------







FIFTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 13

                                  THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                  By: /s/ J. E. PALMER
                                     ------------------------------------------
                                     Name: J. E. Palmer
                                          -------------------------------------
                                     Its: Assistant Vice President
                                         --------------------------------------






                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

SIXTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 14